UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 14, 2009

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52385	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16005 Los Gatos Boulevard
Los Gatos, California 95032
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) Appointment of new President and new Chief Financial Officer.

Gary Effren has been appointed to the office of President of Akeena Solar, Inc. (“Akeena” or the “Company”) by the Company’s Board of Directors, effective December 14, 2009. Mr. Effren had been serving as the Company’s Chief Financial Officer. Also effective December 14, 2009, Margaret Randazzo has been appointed to the office of Chief Financial Officer, replacing Gary Effren. Ms. Randazzo had been serving as the Company’s Controller. Barry Cinnamon will continue in his role as Chief Executive Officer.

Gary Effren, age 53, has been the Chief Financial Officer of Akeena since September 2007. Prior to joining Akeena, Effren held various executive financial positions, including vice president of finance and chief financial officer at Knight Ridder, Inc. a Fortune 500 media company and the second largest newspaper company in the United States. Effren is a CPA with a BS in Commerce from Rider College and an MBA from the University of Miami.

Margaret Randazzo, age 41, has been Controller of Akeena since December 2008. She is a certified public accountant and is a graduate of the University of Oklahoma, where she earned a bachelor's of business administration degree in accounting in 1990. She began her career as a manager in the Audit and Business Advisory Division of Arthur Andersen LLP in Dallas. In 1996 she joined the Fort Worth Star-Telegram as a financial planning manager and in 1998, was named vice president and chief financial officer. In 2001, Randazzo joined the Star-Telegram's corporate parent, Knight Ridder, Inc. and held positions of increasing responsibility at the company, including vice president and controller and special assistant to the president. In 2006, upon The McClatchy Company's acquisition of Knight Ridder, Randazzo was named president and publisher of The Modesto Bee and had oversight of the Merced Sun-Star. Randazzo served in that role through the end of 2008 prior to joining Akeena.

In connection with her promotion, Ms. Randazzo has been granted a stock option for the purchase of 75,000 shares of Akeena common stock.

A press release dated December 14, 2009 regarding the appointment of Mr. Effren to the office of President and Ms. Randazzo to the office of Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release regarding the appointment of Gary Effren as President and Margaret Randazzo as Chief Financial Officer (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	AKEENA SOLAR, INC.
By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated December 14, 2009.